SASCO 2005-GEL1
Credit Risk Manager Report
May 2005
 2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.
This Report is furnished on a confidential basis to the recipient listed herein. By acceptance of this Report, the recipient agrees that it will not: relationship with, or beneficial interest in, this portfolio; I. Transmit this Report to anyone other than a person or entity having a fiduciary
II. Reproduce any or all of this Report; or
III. Contact any servicer or originator regarding any information in this Report.
 2005 The Murrayhill Company. All Rights Reserved.


Table of Contents
Section One         Executive Summary
Section Two         Prepayment Premium Analysis
Section Three         Analytics


 2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary

 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Executive Summary May 2005

Transaction Summary

Closing Date:                    01/28/2005
Depositor:                       Structured Asset Securities Corporation
Trustee(s):                      U. S. Bank
Master Servicer:                 Aurora Loan Services Master Servicing
Servicer(s):                     Aurora Loan Services, Cendant Mortgage,
                                 Chase Home Finance, Ocwen Financial
				 Services, Option One Mortgage,
                                 Wells Fargo/ASC, Wells Fargo Bank, N.A.
Mortgage Insurer(s):             General Electric Mortgage Insurance,
                                 Mortgage Guaranty Insurance Corporation,
                                 PMI Mortgage Insurance Co., Republic
                                 Mortgage Insurance Company,
                                 Triad Guaranty Insurance Company,
                                 United Guaranty
Residential Insurance Company
Delinquency Reporting Method:    OTS*

Collateral Summary
                        Closing Date        4/30/05**        4/30/05 as a % of
                                                             Closing Date
Collateral Balance         $155,257,025         $132,488,493         85.33%
Loan Count                 1,230                1,113                90.49%

* OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
** These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.
 2005 The Murrayhill Company. All Rights Reserved.

Loan-Level Analysis

Mortgage Insurance
According to the final prospectus supplement (page 23), each mortgage loan secured by a single family property and having a loan-to-value ratio in excess of 80 percent at origination will be covered by a primary mortgage insurance policy. According to the origination data provided to Murrayhill, 254 mortgage loans in this portfolio have origination loan-to-value ratios above 80 percent and are not covered by mortgage insurance. As of 4/30/2005 month-end data, 91 percent of these loans are in current status. Below are details on three of the delinquent loans with the highest estimated losses.

Issuer    Orig. Current Delinquency  Estimated
Number    LTV   LTV*      Status      Loss**

113264196 95%   79%       60 Days     $5,267
113264436 94%  151%      Foreclosure  $27,108
108979766 94%   92%       30 Days     $12,180

*Current LTV is based on the unpaid principal balance and the most recent value.

**Estimated Losses are based on internal calculations.

Loan-to-Value Ratio
According to the final prospectus supplement (page 23), no loan will have had a Loan-to-Value Ratio at origination in excess of 95 percent. According to the origination data provided to Murrayhill, 114 mortgages fall outside this parameter, with origination loan-tovalue ratios ranging from 96 percent to 133 percent. As of 4/30/2005 month end data, 93 percent of these loans are in current status. Below are details on the five delinquent loans with loan-to-value ratios above 95 percent and estimated losses above $15,000.

Issuer    Orig.     Orig.    Orig.  Current  Delinquency  Estimated
Number    Value    Loan Amt  LTV     LTV        Status       Loss

113262729 $90,000  $101,112  112%    110%      30 Days     $51,428
113724058 $107,000 $107,000  100%     99%        FC        $42,373
113264139 $114,000 $113,920  100%     95%      30 Days     $25,192
113048078 $73,000  $72,900   100%     98%      30 Days     $19,403
113723951 $30,500  $30,500   100%    100%      30 Days     $18,059

Murrayhill is working with the servicers and master servicer on the issues above to determine if these are possible repurchase candidates.

Foreclosure Delay  Issuer Number 107384471
-This first lien has a last-interest-paid-date of 10/18/2004. The borrower is currently six months delinquent.
-The borrower has not made a payment since this loan was securitized in this deal. The borrower is not on a payment plan, and is not protected by bankruptcy. -Murrayhill asked the servicer to explain the delay in proceeding to foreclosure status.

 2005 The Murrayhill Company. All Rights Reserved.

Collateral Statistics
                               Loan Count         Summed Balance
Repurchases                         0                $0
Suspect Original Appraisals*        0                $0
First Payment Default               1             $162,500
Early Payment Default**             2             $148,916
Multiple Loans to One Borrower      54           $6,890,604
* Value decline of 65 percent or greater since origination.
**A default that occurs on the second or third scheduled payment

Second Lien Statistics
                                 Loan Count     Summed Balance

Total Outstanding Second Liens     313           $9,810,603
30 Days Delinquent                  7            $225,618
60 Days Delinquent                  2            $61,352
90+ Days Delinquent                 5            $133,183

Mortgage Insurance Analysis
                              Number of Loans   Dollar Amount
Claim Payment Breakdown             0                $0
Claims Paid                         0                $0*
Claims Pending                      0                $0**
Claims Rescinded                    0                $0
Claims Without Payment              0                $0
Claims Denied                       0                $0
Claims Withdrawn                    0                $0

*Estimated based on internal calculations
**Estimated claim payment if the claim had not been rescinded

Delinquencies
                                30  60   90+   F   R
As Reported on Remittance:      67  11   12    12  1
As Reported by the Servicer:    48  12   15    12  1
Difference:                     19  1    3     0   0

Prepayments

Distribution  Beginning    Total         Percentage of
Date          Collateral   Prepayments   Prepayment
              Balance
5/25/2005    $136,621,258  $4,116,743       3.01%
4/25/2005    $143,876,150  $2,738,198       4.88%
3/25/2005    $146,804,669  $2,738,198       1.87%

 2005 The Murrayhill Company. All Rights Reserved.

Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month

In the 5/25/2005 distribution, 25 loans were paid off. Four of these loans had an active prepayment clause and a prepayment premium was collected for all four loans in the amount of $22,198. Please refer to the Prepayment Premium Analysis section of this report for additional information on the loans that were paid off in April 2005.

The servicer for loan number 1100090572 reimbursed itself $4,988 in prepayment premiums in the 5/25/2005 distribution. This loan is a 2/6 ARM, and the property is located in Minnesota. According to state guidelines, the servicer should collect a prepayment premium up to two years after origination. This loan was originated on 10/26/2004; therefore, a premium should have been remitted. Murrayhill asked the servicer to explain why the prepayment premium was reimbursed, as the loan had an active prepayment premium flag.

Loss Analysis

As of the 5/25/2005 distribution, no losses have passed through to the trust. A monthly loss distribution graph will be included with this report beginning with the month in which the first loss occurs.

 2005 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis
 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Prepayments
Mortgage Data Through: April 30, 2005
                                5/25/05  4/25/05 3/25/05 2/25/05
Total Cash Flows
Remitted by Servicers           $22,198  $44,153 $51,932 $25,055
Remitted by Trustee             $22,198  $44,153 $51,932 $25,055
Difference                      $0       $0      $0      $0

Total Collections by the Servicer
                                5/25/05  4/25/05 3/25/05 2/25/05
Total Paid-Off Loans (A)        25        38     14      27
Total Paid-Off Loans with Flags  4        9      10       3

Exceptions
Expired Prepayment Clauses       0        1       0       0
Liquidations                     0        0       0       0
(charge-offs, short sale, REO)
Acceleration of Debt             0        0       0       0
Note did not Allow               0        1       0       0
Total Exceptions                 0        2       0       0

Other Exceptions                 0        0       0       0

Prohibited under State Statutes  0        0       0       0

Loans with Active Prepayment     4        7      10       3
Premiums with Remitted
Premiums ( B )

Loans without Prepayment         0        0       0       0
Flags with Remitted Premiums

Total Loans with Remitted        4        7      10       3
Prepayment Premiums ( C )

Loans with Active Prepayment     4        7      10       3
Premiums ( D )

Premiums Remitted for Loans     100%     100%    100%     100%
with Active Prepayment
Flags (B/D)

Total Loans with Remitted       100%     100%    100%     100%
Premiums (C/D)

Total Loans with Remitted      16.00%   18.42%  71.43%   11.11%
Premiums to the Total
Paid-Off Loans (C/A)

 2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans with Prepayment Flags for SASCO 2005-GEL1
Mortgage Data Through: April 30, 2005

Issuer   State  Del.    Orig.   PPP   Exp.  Payoff   Premium  % of
Loan            String  Date    Flag  Date  Balance  Remitted Premium
Number                                                        to Payoff
                                                              Balance
111762662 CA    CCC0    1/9/04   2   1/9/06 $419,827  $13,843   3%
113263081 KY    CCC0   9/30/03   3  9/30/06 $47,980   $959      2%
113723910 AZ    330   10/31/03   3 10/31/06 $222,759  $6,566    3%
113557508 CA    CCC0   8/26/04   3  8/26/07 $174,332  $5,817    3%

 2005 The Murrayhill Company. All Rights Reserved.

Section Three
Analytics
 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Delinquent Balance Over Time
Mortgage Data Through: April 30, 2005

AsOfDate   30 Days   60 Days   90 Days   Foreclosure   REO
1/31/05    $2786078  $1383899  $84289    $227152       $0
2/28/05    $4485958  $2384268  $496486   $1063358      $0
3/31/05    $3803409  $1501902  $546483   $1623343      $0
4/30/05    $7288578  $1718699  $1096430  $1263970      $48969

 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Delinquent Count Over Time
Mortgage Data Through: April 30, 2005
AsOfDate   30 Days   60 Days   90 Days   Foreclosure   REO
1/31/2005    44        19        1            2         0
2/28/2005    37        23        10           7         0
3/31/2005    26        17        10           12        0
4/30/2005    48        12        15           12        1

 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Historical SDA Performance
Mortgage Data Through: April 30, 2005

        Weighted Default  Monthly  CDR    SDA   SDA %
Date    Average   Amt     Default (F-R)  Curve
          Age              Rate
4/30/05  18.72    $0      0.00%   0.00%  0.37%  0%
3/31/05  17.76    $0      0.00%   0.00%  0.36%  0%
2/28/05  15.01    $0      0.00%   0.00   0.30%  0%
1/31/05  15.43    $0      0.00%   0.00%  0.31%  0%

Averages:16.73    $0      0.00%   0.00%  0.33%  0%

 2005 The Murrayhill Company. All Rights Reserved.